UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2011
Woodward, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 E Drake Road, Fort Collins, Colorado	80525

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 482 - 5811
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 14, 2011, Woodward, Inc. (the “Registrant”) reported its results of operations for its fourth fiscal quarter ended September 30, 2011, and conducted its related earnings call. A copy of the press release, earnings call transcript, and presentation slides issued by the Registrant concerning the foregoing results is furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference.
Item 7.01 Regulation FD Disclosure.
The information set forth in item 2.02 above is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits

99.1	Press release of Woodward, Inc. dated November 14, 2011

99.2	November 14, 2011 Earnings Call Transcript

99.3	Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WOODWARD, INC.
Date: November 18, 2011	By:	/s/ A. Christopher Fawzy
		Name:	A. Christopher Fawzy
		Title:	Corporate Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Woodward, Inc. dated November 14, 2011

99.2	November 14, 2011 Earnings Call Transcript

99.3	Presentation Slides